UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                  August 2, 2005

                           Titanium Metals Corporation
             (Exact name of Registrant as specified in its charter)

    Delaware                        1-14368                    13-5630895
(State or other                   (Commission                 (IRS Employer
 jurisdiction of                  File Number)               Identification
  incorporation)                                                  No.)

    5430 LBJ Freeway, Suite 1700, Dallas, Texas              75240-2697
    (Address of principal executive offices)                  (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700


                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]    Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              Explanatory Footnote

         The registrant filed with the U.S. Securities and Exchange Commission (the "SEC"):

         o a Current Report on Form 8-K (the "Original Form 8-K") on August 3, 2005 (accession no. 0001011657-05-000037) disclosing that on August 2, 2005 the registrant had entered into an agreement for the purchase and sale of titanium products with The Boeing Company (the "Supply Agreement"); and

         o a Current Report on Form 8-K/A on November 16, 2005 (accession no. 0001299933-05-005974) that amended the Original Form 8-K and included under Exhibits 10.2 and 10.3 the terms of the Supply Agreement, portions of which exhibits had been omitted pursuant to a confidential treatment request submitted to the SEC ("Amendment No. 1 to the Original Form 8-K" and collectively with the Original Form 8-K, the "Form 8-K").

Pursuant to comments received from the SEC, the registrant hereby amends and restates Item 9.01(c) and files amended versions of Exhibits 10.2 and 10.3 to the Form 8-K, which amended exhibits reduce the omitted portions of the exhibits filed with Amendment No. 1 to the Original Form 8-K.

Item 9.01         Financial Statements and Exhibits.


                  (c) Exhibits.

                  Item No.           Exhibit Index
                  ----------         ----------------------------------------
                  10.2*              General Terms Agreement between The Boeing
                                     Company and Titanium Metals Corporation.

                  10.3* Special Business Provisions between The Boeing Company and Titanium Metals Corporation.

         -----------
         * Filed herewith. Certain portions of these documents have been omitted based on a request for confidential treatment submitted to the SEC. The non-public information that has been omitted from these documents has been separately filed with the SEC. Each redacted portion of these documents is indicated by a "[ * ]" and is subject to the request for confidential treatment submitted to the SEC. The redacted information is confidential information of the registrant and The Boeing Company.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Titanium Metals Corporation
                                                    (Registrant)




                                                    By:   /s/ A. Andrew R. Louis
                                                          ----------------------
                                                          A. Andrew R. Louis
                                                          Secretary



Date:  November 17, 2006

                                INDEX TO EXHIBITS


Exhibit No.          Description
-----------          --------------------------------------------------

10.2* General Terms Agreement between The Boeing Company and Titanium Metals Corporation.

10.3* Special Business Provisions between The Boeing Company and Titanium Metals Corporation.

-----------
* Filed herewith. Certain portions of these documents have been omitted based on a request for confidential treatment submitted to the SEC. The non-public information that has been omitted from these documents has been separately filed with the SEC. Each redacted portion of these documents is indicated by a "[ * ]" and is subject to the request for confidential treatment submitted to the SEC. The redacted information is confidential information of the registrant and The Boeing Company.